U.S. SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: February 1, 2005


                        TRANSAX INTERNATIONAL LIMITED
              __________________________________________________
       (Exact Name of Small Business Issuer as Specified in its Charter)


                                   COLORADO
                   ________________________________________
             (State or other Jurisdiction as Specified in Charter)


            00-27845                                    84-1304106
     ___________________                         _______________________
    (Commission file number)           (I.R.S. Employer Identification No.)


                      7545 Irvine Centre Drive, Suite 200
                               Irvine, CA, 92618
                        _______________________________
                   (Address of Principal Executive Offices)


                                 949-623-8316
                             ____________________
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17
        CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17
       CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


        On January 28, 2005, the Board of Directors of Transax International Limited, a Colorado corporation (the "Company"), accepted the resignation of Nathalie Pilon as the Chief Financial Officer and Secretary, effective as of January 28, 2005.

        The Board of Directors of the Company is currently addressing its needs to identify and engage the services of an individual to replace Ms. Pilon as Chief Financial Officer and Secretary of the Corporation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Transax International Limited


Date:  February 1, 2005           By:/s/ Stephen Walters
                                  ------------------------
                                  Stephen Walters
                                  President and Chief Executive Officer